                                                                    EXHIBIT 10.5



                           AMENDMENT II AND WAIVER I
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

                                  AMENDMENT I
                   TO AMENDED AND RESTATED HOLDINGS AGREEMENT


     AMENDMENT II and WAIVER I dated as of September 9, 1998 to the Amended and Restated Credit Agreement dated as of October 15, 1997 (as amended by Amendment I thereto dated as of March 30, 1998, the "CREDIT AGREEMENT") among METRO-GOLDWYN-MAYER STUDIOS INC. ("MGM STUDIOS"), ORION PICTURES CORPORATION ("ORION" and, together with MGM Studios, the "BORROWERS"), the LENDERS listed on the signature pages thereof, the L/C ISSUERS named therein, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Syndication Agent; and AMENDMENT I dated as of September 9, 1998 to the Amended and Restated Holdings Agreement dated as of October 15, 1997 (the "HOLDINGS AGREEMENT") between METRO-GOLDWYN-MAYER INC. ("MGM") and the Agent.

                             W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement to modify or add certain covenants and to amend the Holdings Agreement to permit the incurrence of certain debt by MGM;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date hereof, refer to the Credit Agreement as amended hereby.

     Section 2. Amendment to Holdings Agreement. Section 2.1(b) of the Holdings Agreement is amended by inserting the following language immediately after the words "July 15, 2006" in the fourth line thereof:

     (other than, in the case of up to $100,000,000 in aggregate principal (or discounted face) amount of Debt designated by MGM to the Agent in writing as a "Bridge Financing" in respect of a rights offering or other equity or Debt issuance by MGM, the mandatory prepayment required to be made by MGM upon the receipt of the proceeds of any such offering or other issuance)

     Section 3. Amendments to Definitions. (a) Section 1.01 of the Credit Agreement is amended by inserting, in their appropriate alphabetical position, the following definitions:

          "AMENDMENT II" means Amendment II and Waiver I to this Agreement and Amendment I to the Holdings Agreement dated as of September 9, 1998.

          "AMENDMENT II EFFECTIVE DATE" means the date Amendment II becomes effective in accordance with Section 15 of Amendment II.

          "FILM VALUE" means, at any date, the value of (i) the Library Films and (ii) the MGM/Orion Companies' feature length theatrical motion pictures and television programs described in clause (ii) of the definition of the term "Films", as set forth in the appraisal report delivered on or most recently prior to such date pursuant to Section 5.01(j); provided that if the value set forth in any such appraisal report is expressed as a range, then "FILM VALUE" means the average of the high and low values of such range.

          "PROJECTED KNOWN SOURCES" means at any date (the "TEST DATE"), the sum (without duplication) of the following amounts, in each case determined for the Combined Companies on a Combined Basis:

               (a) cash and cash equivalents held by the Combined Companies on such date plus

               (b) the aggregate amount, without duplication, of cash projected by the Borrowers in good faith to be received by the Combined Companies during the period of four consecutive Fiscal Quarters (the "TEST PERIOD") commencing on the day immediately after such date from the following sources:

                    (i) any unutilized commitment under a binding agreement by
               Tracinda to purchase equity securities of MGM; and

                    (ii) any unutilized commitment to make advances to any
               Combined Company (including without limitation any Commitment to make Loans to the Borrowers);

          but only to the extent, in the case of any agreement or instrument referred to in clause (i) or (ii) above, that (x) the conditions to requiring such advance or purchase (as the case may be) would be satisfied on such Test Date if such advance or purchase were requested by the relevant Combined Company (including, in the case of any Loan under this Agreement, without limitation, the condition that no Default exists on such date or after giving effect to such Loan) (or, with respect to any such condition that can be satisfied only after such Test Date, the Borrowers reasonably and in good faith believe that such condition will be satisfied at all relevant times during such Test Period), and (y) such commitment is subject to no conditions other than performance by the relevant

          Combined Company of the agreements under which such commitment or commitments exist; plus

          (c) the aggregate amount, without duplication, of all cash payments that the Borrowers reasonably and in good faith project to be received by the Combined Companies during the Test Period from:

                    (i) royalties and other accounts receivable, but only to the extent that (x) the relevant obligation to make such royalty payments are subject to no conditions other than performance by the relevant Combined Companies of the related agreements and (y) the Borrowers reasonably and in good faith believe that such condition will be satisfied at all relevant times during such Test Period;

                    (ii) revenues with respect to Films and Film Related Assets (determined by reference to the Combined Companies' ultimates in the case of any Film, such ultimate to be valued, in the case of any completed Film that has not yet been released, at a "break-even" cost);

                    (iii) distributions from Permitted Joint Ventures (as defined in the definition of Combined Adjusted EBITDA), but only to the extent that (x) the right to receive such payment is subject to no condition other than performance by the relevant Combined Companies of the relevant agreements under which such distributions would be made and (y) the Borrowers reasonably and in good faith believe that such condition will be satisfied at all relevant times during such Test Period; and

                    (iv)  revenues from sales of branded merchandise.

          "PROJECTED KNOWN USES" means at any date (the "TEST DATE"), the sum (without duplication) of the following amounts, in each case determined for the Combined Companies on a Combined Basis, in each case projected by the Borrowers reasonably and in good faith to be paid during the period of four consecutive Fiscal Quarters (the "TEST PERIOD") commencing immediately after such date: (a) cash overhead, (b) Combined Cash Interest Expense and the aggregate principal amount of Debt required to be paid during such Test Period in accordance with the terms of the relevant Debt agreements in effect on the Test Date, (c) income taxes to be paid in cash, (d) cash expenses attributable to remaining negative costs and prints and advertising expenses for Films which have commenced production or for which orders have been received, (e) Combined Capital Expenditures, (f) Investments in Permitted Joint Ventures and (g) any other cash expenditures anticipated to be made by the Company during the Test Period.

     (b) The definition of "LIBRARY CASH FLOWS" is amended by replacing the words "August 31, 1997" in the fifth line thereof with the words "July 31, 1998".

     Section 4. Amendment to "Information" Covenant. Section 5.01(j) of the Credit Agreement is amended and restated in its entirety to read as follows:

          (j) (i) not later than April 30, 1999 and April 30 of every second calendar year thereafter, an appraisal report prepared by a qualified independent appraiser selected by the Borrowers and reasonably satisfactory to the Agent, as to the Film Value as of the last day of immediately preceding Fiscal Year, performed, in the case of Library Films, using the methods and procedures used in, and prepared in a form substantially consistent with, the appraisal of the Library Films of MGM Studios prepared by Furman Selz LLC and dated August 1996, and (ii) not later than April 30, 2000 and April 30 of every second calendar year thereafter, a bring-down appraisal report prepared and certified by the chief financial officer or the chief accounting officer of each Borrower, as to the Film Value as of the last day of the immediately preceding Fiscal Year, performed using the methods and procedures used in, and prepared in a form substantially consistent with, the appraisal then most recently delivered pursuant to clause (i) above;

     Section 5. Amendment to "Adjusted EBITDA to Cash Interest Expense" Covenant. (a) Section 5.11 of the Credit Agreement is amended by restating the table set forth therein to read in its entirety as follows:

----------------------------------------------------
  FISCAL QUARTER ENDING               RATIO
----------------------------------------------------
         12/31/00                     1.50:1
----------------------------------------------------
         03/31/01                     2.00:1
----------------------------------------------------
         06/30/01                     2.00:1
----------------------------------------------------
         09/30/01                     2.00:1
----------------------------------------------------
         12/31/01                     2.00:1
----------------------------------------------------
         03/31/02                     2.75:1
----------------------------------------------------
         06/30/02                     2.75:1
----------------------------------------------------
         09/30/02                     2.75:1
----------------------------------------------------
         12/31/02                     2.75:1
----------------------------------------------------
        Thereafter                    3.50:1
----------------------------------------------------

     (b) Section 5.11 of the Credit Agreement is amended by inserting the following language at the end thereof:

          If Amendment II to this Agreement dated as of September 9, 1998 shall not have become effective in its entirety on or prior to December 31, 1998, the Borrowers will deliver to the Agent no later than February 28, 1999 a certificate of the chief financial officer or the chief accounting officer of each Borrower (a) setting forth the information described in Section 5.01(c)(A)(i) and (b) stating the information described in Section 5.01(c)(A)(iv).

     Section 6. Deletion of "Total Borrowed Funds to Adjusted EBITDA" Covenant; Insertion of "Sources and Uses of Cash" Covenant. Section 5.12 of the Credit Agreement is amended and restated to read in its entirety as follows:

          SECTION 5.12. Sources and Uses of Cash. As of the last day of each Fiscal Quarter, the ratio of Projected Known Sources to Projected Known Uses for the four consecutive Fiscal Quarters commencing immediately after such day shall not be less than 1.0 to 1.0.

     Section 7.  Amendment to "Total Borrowed Funds/Library Cash Flow" Covenant.
Section 5.13 of the Credit Agreement is amended by restating the table set forth therein to read in its entirety as follows:

----------------------------------------------------
  FISCAL QUARTER ENDING             RATIO
----------------------------------------------------
         12/31/97                   2.75:1
----------------------------------------------------
         03/31/98                   4.25:1
----------------------------------------------------
         06/30/98                   4.25:1
----------------------------------------------------
         09/30/98                   4.25:1
----------------------------------------------------
         12/31/98                   4.00:1
----------------------------------------------------
         03/31/99                   4.00:1
----------------------------------------------------
         06/30/99                   4.00:1
----------------------------------------------------
         09/30/99                   4.00:1
----------------------------------------------------
         12/31/99                   4.50:1
----------------------------------------------------
         03/31/00                   5.00:1
----------------------------------------------------
         06/30/00                   5.50:1
----------------------------------------------------
         09/30/00                   5.50:1
----------------------------------------------------
         12/31/00                   5.00:1
----------------------------------------------------
         03/31/01                   4.75:1
----------------------------------------------------
         06/30/01                   4.75:1
----------------------------------------------------
         09/30/01                   4.75:1
----------------------------------------------------
         12/31/01                   4.75:1
----------------------------------------------------
         03/31/02                   4.50:1
----------------------------------------------------
         06/30/02                   4.25:1
----------------------------------------------------
         09/30/02                   4.25:1
----------------------------------------------------
         12/31/02                   4.00:1
----------------------------------------------------
         03/31/03                   4.50:1
----------------------------------------------------
         06/30/03                   4.50:1
----------------------------------------------------
         09/30/03                   4.50:1
----------------------------------------------------
         12/31/03                   4.50:1
----------------------------------------------------
        Thereafter                  3.50:1
----------------------------------------------------

     Section 8.  Amendment to "Maximum Capital Expenditures" Covenant. Section
5.14 of the Credit Agreement is amended by restating the table set forth therein to read in its entirety as follows:

---------------------------------------------------
                               COMBINED CAPITAL
       FISCAL YEAR               EXPENDITURES
---------------------------------------------------
     1998 and Thereafter         $15,000,000
---------------------------------------------------

Section 9. Addition of "Total Borrowed Funds to Film Value" Covenant. Article 5 of the Credit Agreement is amended by inserting the following new section at the end thereof:

          SECTION 5.25. Total Borrowed Funds to Film Value. As of the last day of each Fiscal Quarter beginning with the second Fiscal Quarter of 1999, the ratio of (i) Total Borrowed Funds on such date to (ii) the Film Value determined on or most recently prior to such date shall not exceed 0.75:1.

Section 10. Waiver under Credit Agreement. The Banks hereby waive the default under Section 5.11 of the Credit Agreement that would otherwise be caused by any failure to satisfy the ratio required to be maintained for the Fiscal Quarter ending September 30, 1998.

Section 11. No Other Waivers. Other than as specifically provided herein, this Amendment II shall not operate as a waiver of any right, remedy, power or privilege of the Lenders under any Loan Document or of any other term or condition thereof.

Section 12. Representations of Borrowers. Each of Holdings and the Borrowers represents and warrants that, on and as of the Amendment II Effective Date and after giving effect to this Amendment II, (i) the representations and warranties of the Obligors set forth in the Loan Documents will be true and correct in all respects and (ii) no Default will have occurred and be continuing.

Section 13. Governing Law. This Amendment II shall be governed by and construed in accordance with the laws of the State of New York.

Section 14. Counterparts. This Amendment II may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 15. Effectiveness. Except for Sections 2, 5(b) and 10 hereof, which shall become effective when condition (a) below shall have been satisfied, this Amendment II shall become effective on the date (the "AMENDMENT II EFFECTIVE DATE") when each of the following conditions shall have been satisfied:

          (a) the Agent shall have received from each of Holdings, the Agent, the Borrowers and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

          (b) the Agent shall have received a certificate of the chief financial officer or chief accounting officer of MGM Studios to the effect that MGM shall have (x) received gross cash proceeds of not less than $500,000,000 from the issuance of its common stock upon exercise of transferable rights to subscribe for shares of its common stock to its existing common stockholders and pursuant to the Standby Agreement between Tracinda and MGM, and on terms and conditions not materially different in any material respect from those set forth in the Registration Statement on Form S-1, as filed with and declared effective by the SEC, and (y) contributed all such amounts to MGM Studios, net of any amounts used to refinance any "Bridge Financing" designated as such pursuant to the Holdings Agreement, all of the net cash proceeds of which were contributed to MGM Studios; and

          (c) the Agents and the Arrangers shall have received payment in full of all fees, expenses and other amounts due and payable hereunder (including fees and expenses payable pursuant to Section 10.03 of the Credit Agreement) or pursuant to any letter agreement between either Borrower and any Agent or any Arranger relating to the transactions contemplated by the Loan Documents (including the fee letter dated September 9, 1998).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment II to be duly executed as of the date first above written.


                         METRO-GOLDWYN-MAYER
                            STUDIOS INC.


                         By:  /s/ Daniel J. Taylor
                             ---------------------------
                            Title:  Executive Vice President and
                                    Chief Financial Officer


                         ORION PICTURES CORPORATION


                         By:  /s/ Daniel J. Taylor
                             ---------------------------
                            Title:  Executive Vice President and
                                    Chief Financial Officer


                         METRO-GOLDWYN-MAYER INC.


                         By:  /s/ Daniel J. Taylor
                             ---------------------------
                            Title:  Executive Vice President and
                                    Chief Financial Officer

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent and as Lender


                         By:  /s/ R. Blake Witherington
                             ---------------------------
                            Title:  Vice President


                         BANK OF AMERICA NATIONAL TRUST AND
                            SAVINGS ASSOCIATION, as
                            Syndication Agent and as Lender


                         By:  /s/ Matthew J. Koenig
                             ---------------------------
                            Title:  Vice President

                         THE CHASE MANHATTAN BANK


                         By:  /s/ John W. Miller
                             ---------------------------
                            Title:  Managing Director


                         SOCIETE GENERALE


                         By: /s/ Maureen E. Kelly
                            ----------------------------
                            Title:  Director


                         VAN KAMPEN AMERICAN CAPITAL
                            PRIME RATE INCOME TRUST

                         By:  /s/ Jeffrey W. Maillet
                             ---------------------------
                            Title:  Senior Vice President & Director


                         VAN KAMPEN AMERICAN CAPITAL
                            SENIOR INCOME TRUST

                         By:  /s/ Jeffrey W. Maillet
                             ---------------------------
                            Title:  Senior Vice President & Director


                         THE BANK OF NOVA SCOTIA


                         By:  /s/ Alan W. Pendergast
                             ---------------------------
                            Title:  Relationship Manager

                         FLEET NATIONAL BANK


                         By:
                            ___________________________

                            Title:
                                  _____________________


                         ING (U.S.) CAPITAL CORPORATION


                         By:   /s/ William James
                              --------------------------
                              Title:  Vice President


                         THE BANK OF NEW YORK


                         By:   /s/ Stephen M. Nettler
                              --------------------------
                              Title:  Assistant Vice President


                         BANK OF SCOTLAND


                         By:  /s/ Annie Chin Tat
                             ---------------------------
                             Title:  Senior Vice President


                         THE LONG-TERM CREDIT BANK OF
                            JAPAN, LTD., LOS ANGELES
                            AGENCY


                         By:  /s/ Shunji Sato
                             ---------------------------
                             Title:  Deputy General Manager

                         UNION BANK OF CALIFORNIA


                         By:  /s/ Janice Zeitinger
                             ---------------------------
                             Title:  Vice President


                         THE INDUSTRIAL BANK OF JAPAN,
                            LIMITED, LOS ANGELES AGENCY


                         By:  /s/ Vicente L. Timiraos
                             ---------------------------
                             Title:  Senior Vice President & Senior
                                     Deputy General Manager


                         MERRILL LYNCH SENIOR FLOATING
                            RATE FUND, INC.


                         By:
                            ----------------------------
                            Title:
                                  ----------------------

                         SENIOR HIGH INCOME PORTFOLIO,
                            INC.


                         By:
                            ----------------------------
                            Title:
                                  ----------------------


                         DEBT STRATEGIES FUND, INC.


                         By:
                            ----------------------------
                            Title:
                                  ----------------------

                         DEBT STRATEGIES FUND II, INC.


                         By:
                            ----------------------------
                            Title:
                                  ----------------------


                         MERRILL LYNCH PRIME RATE
                            PORTFOLIO

                         By Merrill Lynch Asset Management, L.P.,
                            as Investment Advisor


                         By:
                            ----------------------------
                            Title:
                                  ----------------------


                         MERRILL LYNCH DEBT STRATEGIES
                            PORTFOLIO

                         By Merrill Lynch Asset Management, L.P.,
                            as Investment Advisor


                         By:
                            ----------------------------
                            Title:
                                  ----------------------


                         MERRILL LYNCH GLOBAL INVESTMENT
                            SERIES: INCOME STRATEGIES PORTFOLIO

                         By Merrill Lynch Asset Management, L.P.,
                            as Investment Advisor


                         By:
                            ----------------------------
                            Title:
                                  ----------------------

                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By:  /s/ Murry K. Stegelmann
                             ---------------------------
                            Title:  Duly Authorized Signatory


                         BANK OF HAWAII


                         By:  /s/ Anne A. Williams
                             ---------------------------
                            Title:  Senior Vice President


                         MORGAN STANLEY SENIOR
                            FUNDING, INC.


                         By: /s/ Christopher Pucillo
                             ---------------------------
                            Title:   Vice President


                         For ARAB BANKING CORPORATION
                            NEW YORK BRANCH


                         By:  /s/ Richard Whelan
                             ---------------------------
                            Title:  Chief Representative


                         SANWA BUSINESS CREDIT
                            CORPORATION


                         By:  /s/ Raffi Shirinyan
                             ---------------------------
                            Title:  Vice President

                         PAMCO CAYMAN LTD.

                         By Highland Capital Management L.P.,
                            as Collateral Manager


                         By:  /s/ James Dondero
                             ---------------------------
                            Title:  President


                         CONTINENTAL ASSURANCE COMPANY
                            SEPARATE ACCOUNT (E)

                         By Highland Capital Management L.P.,
                            as Attorney-in-Fact


                         By:  /s/ James Dondero
                             ---------------------------
                            Title:  President


                         ML CBO IV (CAYMAN) LTD.

                         By Highland Capital Management L.P.,
                            as Collateral Manager


                         By:  /s/ James Dondero
                             ---------------------------
                            Title:  President


                         PAM CAPITAL FUNDING LP

                         By Highland Capital Management L.P.,
                            as Collateral Manager


                         By:  /s/ James Dondero
                             ---------------------------
                            Title:  President

                         KZH-PAMCO CORPORATION


                         By:  /s/ Virginia Conway
                             ---------------------------
                            Title:  Authorized Agent


                         MERRILL LYNCH, PIERCE, FENNER &
                            SMITH INCORPORATED


                         By:  /s/ Benjamin W. Lau
                             ---------------------------
                            Title:  Authorized Signatory


                         GULF INTERNATIONAL BANK B.S.C.


                         By:  /s/ Issa N. Baconi
                             ---------------------------
                            Title:  Senior Vice President


                         By:  /s/ Thomas E. Fitzherbert
                             ---------------------------
                            Title:  Vice President


                         BANQUE WORMS CAPITAL CORPORATION


                         By:  /s/ Frederic Gamet
                             ---------------------------
                            Title:  Senior Vice President


                         By:  /s/ Constance de Klerk
                             ---------------------------
                            Title:  Vice President

                         CITY NATIONAL BANK,
                            a National Banking Association


                         By:  /s/ Richard V. McCune
                             ---------------------------
                            Title:  Vice President


                         FIRST HAWAIIAN BANK


                         By:  /s/ James C. Polk
                             ---------------------------
                            Title:   Assistant Vice President


                         ING HIGH INCOME PRINCIPAL
                            PRESERVATION FUND HOLDINGS, LDC

                         By ING Capital Advisors, Inc., as Investment Advisor


                         By:   /s/ Jane M. Nelson
                              --------------------------
                            Title:  Senior Vice President


                         THE ING CAPITAL SENIOR SECURED
                            HIGH INCOME FUND, L.P.

                         By ING Capital Advisors, Inc., as Investment Advisor


                         By:   /s/ Jane M. Nelson
                              --------------------------
                            Title:   Senior Vice President

                         ARCHIMEDES FUNDING LLC

                         By ING Capital Advisors, Inc., as Collateral Manager


                         By:   /s/ Jane M. Nelson
                              --------------------------
                            Title:  Senior Vice President


                         KZH ING-1 LLC


                         By:   /s/ Virginia Conway
                              --------------------------
                            Title:   Authorized Agent


                         KZH ING-2 LLC


                         By:   /s/ Virginia Conway
                              --------------------------
                            Title:   Authorized Agent


                         KZH ING-3 LLC


                         By:   /s/ Virginia Conway
                              ---------------------------
                            Title:   Authorized Agent

                         ML CLO XII PILGRIM AMERICA
                            (CAYMAN) LTD. (as assignee)

                         By Pilgrim America Investments, Inc., as its
                            Investment Manager


                         By:  /s/ Michel Prince
                             ---------------------------
                            Title:  Vice President


                         SENIOR DEBT PORTFOLIO

                         By Boston Management & Research, as
                            Investment Advisor


                         By:  /s/ Payson F. Swaffield
                             ---------------------------
                            Title:  Vice President


                         MASSACHUSETTS MUTUAL LIFE
                            INSURANCE COMPANY


                         By:  /s/ Michael L. Klofas
                             ---------------------------
                            Title:  Managing Director


                         INDOSUEZ CAPITAL FUNDING III, LIMITED

                         By Indosuez Capital, as Portfolio Advisor


                         By:  /s/ Phillip Deleonardis
                             ---------------------------
                            Title:  Vice President

                         PFL LIFE INSURANCE COMPANY


                         By:  /s/ Gregory W. Theobald
                             ---------------------------
                            Title:  Vice President & Assistant
                                    Secretary


                         CITIBANK, N.A.


                         By:  /S/ Hana L. Christensen
                             ---------------------------
                            Title:  Vice President


                         CYPRESSTREE INVESTMENT
                            PARTNERS I, LIMITED

                         By CypressTree Investment Management
                             Company, as Portfolio Manager


                         By:  /s/ Catherine C. McDermott
                             ---------------------------
                            Title:  Principal


                         MORGAN STANLEY DEAN WITTER
                            PRIME INCOME TRUST


                         By:  /s/ Sheila Finnerty
                             ---------------------------
                            Title:  Vice President

                         PACIFIC LIFE INSURANCE COMPANY


                         By:  /s/ Raymond J. Lee
                             ---------------------------
                            Title:  Senior Vice President


                         By:  /s/ Lori A. Johnstone
                             ---------------------------
                            Title:  Assistant Vice President


                         PACIFIC LIFE CBO 1998-1 LTD.


                         By:  /s/ Raymond J. Lee
                             ---------------------------
                            Title:  Senior Vice President


                         By:  /s/ Lori A. Johnstone
                             ---------------------------
                            Title:  Assistant Vice President


                         NATEXIS BANQUE - BFCE


                         By:  /s/ Daniel Touffu
                             ---------------------------
                            Title:  First Vice President and
                                    Regional Manager


                         By:  /s/ Bennett C. Pozil
                             ---------------------------
                            Title:  Vice President

                         THE FUJI BANK, LIMITED


                         By:  /s/ Hideo Nakaiima
                             ---------------------------
                            Title:  General Manager


                         THE SUMITOMO BANK, LIMITED


                         By:  /s/ J.H. Broadley
                             ---------------------------
                            Title:  Vice President, N.Y. Office


                         By:  /s/ Brian M. Smith
                             ---------------------------
                            Title:  Senior Vice President &
                                    Regional Manager (East)


                         ABN AMRO BANK N.V.


                         By:  /s/ Frances O. Logan
                             ---------------------------
                            Title:  Group Vice President


                         By:  /s/ Thomas T. Rogers
                             ---------------------------
                            Title:  Vice President


                         FC CBO LIMITED


                         By: /s/ David Wales
                            ----------------------------
                            Title:  Director, as Collateral Manager

                         THE TORONTO DOMINION BANK


                         By: /s/ David G. Parker
                            ----------------------------
                            Title:  Manager, Credit Administration


                         FREMONT FINANCIAL CORPORATION


                         By: /s/ John P. Neher
                            ----------------------------
                            Title:  Senior Vice President


                         FIRST DOMINION FUNDING


                         By: /s/ Andrew H. Marshak
                            ----------------------------
                            Title:  Authorized Signatory